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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 30, 2006
                                                   --------------

                               Amistar Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

              California                                95-2747332
          ------------------                        ------------------
     (State or other jurisdiction of          (IRS Employer Identification No.)
            incorporation)

                                     0-13403
                         -------------------------------
                            (Commission File Number)

              237 Via Vera Cruz, San Marcos, California, 92078-2698
              ----------------------------------------------------
              (Address of principal executive offices and Zip Code)


Registrant's telephone number, including area code (760)471-1700
                                                    ------------

                                 Not Applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

1. On March 30, 2006, the Company and Mr. Marshall (a Director with the Company), along with certain members of Management, entered into a $1,500,000 revolving line of credit agreement to provide working capital for the Company. The revolving credit line is secured by the Company's accounts receivable and instruments, has customary default provisions, a term of 24 months, at an interest rate of prime plus 2%, payable quarterly. The Loan and Security Agreement is attached hereto as Exhibit 9.01 and is incorporated herein by this reference.

2. On March 30, 2006, the Company entered into an agreement with Mr. Marshall (a Directory of the Company), covering the sale of 62,500 shares of its common stock ("the Stock") for a cash price of $4.00 per share ($250,000 in total) and also entered into an agreement with Cotchett, Pitre, Simon and McCarthy ("CPSM") covering the issuance of 62,500 shares of its common stock (collectively with the shares sold to Mr. Marshall the "Shares") in satisfaction of $250,000 of the Company's obligation to CPSM for legal services. The Shares were issued without registration under the Securities Act of 1933, as amended ("the Act") in reliance on the exemption provided by Regulation D. In connection with these transactions, the Company entered in a Registration Rights Agreement under which it agreed, at its expense, to file and maintain the effectiveness of a registration statement under the Act covering the resale from time to time of the Shares and to provide customary indemnification to the investors.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(a) EXHIBITS

10.15    Loan and Security Agreement dated March 30, 2006


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AMISTAR CORPORATION
                                       -----------------------------------------
                                                     (Registrant)





Date: April 3, 2006                  /s/ Gregory D. Leiser
      ---------------------           ------------------------------------------
                                                    (Signature)
                                      Gregory D. Leiser
                                      Vice President Finance and
                                      Chief Financial Officer



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